UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
(June 23, 2025)

Everest Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 Hamilton, Bermuda		HM 19

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	EG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the "Board") of Everest Group, Ltd. (the "Company") voted to expand its size to 11 members and elected Allan Levine to serve on the Board, effective June 23, 2025. Mr. Levine will receive an annual retainer of $125,000 pro-rated based on the date that he joined the Board and a grant of restricted shares with a fair market value of $325,000 pursuant to the 2003 Non-Employee Director Compensation Plan (the "Director Compensation Plan"). A press release announcing Mr. Levine's appointment is attached hereto as Exhibit 99.1.

On a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 20, 2025, the Company disclosed that Darryl Page had been elected to the Board. Effective June 23, 2025, Mr. Page received a grant of restricted shares with a fair market value of $325,000 pursuant to the Director Compensation Plan.

Effective as of June 23, 2025, the Board has carried out a reorganization of its Committee structure and appointed Messrs. Levine and Page to Committees. Below are the members of each of the Board's Committees:

Audit Committee:	Compensation Committee:	Nominating & Governance Committee:
Meryl Hartzband (Chair)	Gerri Losquadro (Chair)	John Amore (Chair)
William Galtney, Jr.	John Amore	William Galtney, Jr.
John Howard	John Howard	John Howard
Hazel McNeilage	Allan Levine	Gerri Losquadro
Darryl Page	Roger Singer	Roger Singer
Roger Singer

Investment Policy Committee:	Risk Management Committee:	Technology & Cyber Committee:
John Graf (Chair)	William Galtney, Jr. (Chair)	Hazel McNeilage (Chair)
Meryl Hartzband	John Amore	Meryl Hartzband
Allan Levine	Allan Levine	Darryl Page
Jim Williamson	Gerri Losquadro	Jim Williamson
Hazel McNeilage
Darryl Page
Jim Williamson

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	Exhibit No.	Description

	99.1	News Release of the Company dated June 23, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST GROUP, LTD.

By:	/S/ ROBERT J. FREILING
Robert J. Freiling
Senior Vice President and Chief Accounting Officer

Dated: June 23, 2025

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	News Release of the Company, dated June 23, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document